William Charles LTD and William Charles Purchasing, Inc. Combined Financial Report June 30, 2018

Contents Combined Interim Financial Information Combined balance sheets 1-2 Combined statements of income 3 Combined statements of comprehensive income 4 Combined statements of changes in equity 5 Combined statements of cash flows 6-7 Notes to combined financial statements 8-22

William Charles LTD and William Charles Purchasing, Inc. Combined Balance Sheets June 30, 2018 and Decembr 31, 2017 June 30, 2018 December 31, Unaudited 2017 Assets Current assets: Cash and cash equivalents $ 1,245,664 $ 22,712,379 Marketable securities 5,630,742 4,495,273 Contracts and accounts receivable, net 62,060,487 55,849,996 Costs and estimated earnings in excess of billings on uncompleted contracts 5,870,236 5,813,895 Other receivables 130,579 111,498 Inventories 5,275,836 5,840,161 Prepaid expenses 1,236,270 633,352 Notes receivable 1,042,891 789,355 Total current assets 82,492,705 96,245,909 Investment in affiliates 3,800,709 3,804,559 Property, equipment and leasehold improvements, net 39,479,350 35,610,281 Cash surrender value of officers' life insurance 106,645 112,645 Long term notes receivable 77,956 82,509 Property under development 4,800,715 4,800,715 Deferred tax asset 919 919 Total assets $ 130,758,999 $ 140,657,537 See notes to combined financial statements. 1

	June 30, 2018 Unaudited	December 31, 2017
Liabilities and Equity		
Current liabilities:		
Notes payable, related parties	$ 2,283,768	$ 1,754,940
Current maturities of long-term debt	143,666	256,781
Accounts payable and accrued expenses (VIE - 2018 $3,842,672; 2017 $2,371,920)	46,872,871	50,812,570
Billings in excess of costs and estimated earnings on uncompleted contracts (VIE - 2018 $2,966,994; 2017 $5,144,488)	11,971,243	14,763,186
Total current liabilities	61,271,548	67,587,477
Long-term notes payable, related party	-	1,601,627
Long-term debt, less current maturities	552,392	8,125,012
Other liabilities	5,559,018	2,957,450
Total liabilities	67,382,958	80,271,566
Commitments and contingencies (Note 14)		
Equity:		
William Charles LTD stockholders' equity:		
Common stock		
Class A, voting, no par value, authorized 100,000 shares, issued and outstanding 37,775 shares 2018 and 30,775 shares 2017	2,500	2,500
Class B, non-voting, no par value, authorized 1,000,000 shares, issued and outstanding 307,750 shares 2018 and 2017	-	-
Paid-in capital	9,989,463	8,589,463
Retained earnings	52,644,091	51,083,122
Accumulated other comprehensive income	539,593	550,913
Total William Charles LTD stockholders' equity	63,175,647	60,225,998
William Charles Purchasing, Inc. stockholder's equity:		
Common stock, no par value, authorized 10 shares, issued and outstanding 1 share 2018 and 2017	-	-
Accumulated deficit	(548,296)	(549,717)
Total William Charles Purchasing, Inc. stockholders' equity	(548,296)	(549,717)
Total William Charles LTD and William Charles Purchasing, Inc. stockholders' equity	62,627,351	59,676,281
Non-controlling interest	748,690	709,690
Total equity	63,376,041	60,385,971
Total liabilities and equity	$ 130,758,999	$ 140,657,537

2

William Charles LTD and William Charles Purchasing, Inc. Combined Statements of Income Six Months Ended June 30, 2018 and 2017 Unaudited 2018 2017 Gross sales $ 138,758,046 $ 110,589,069 Cost of sales (including subcontract costs of approximately $64,085,000 and $59,959,000, respectively) 127,771,148 103,440,619 Gross profit 10,986,898 7,148,450 Selling, general and administrative expenses (related party amounts of approximately $1,045,000 and $990,000, respectively) 9,346,039 8,279,479 Income (loss) from operations 1,640,859 (1,131,029) Other income (expense): Interest expense (92,981) (106,463) Interest income 37,188 15,318 Equity in net income (loss) of affiliates (3,850) 83,113 Rental and other, net 240,207 197,210 180,564 189,178 Income (loss) from operations before income taxes 1,821,423 (941,851) Income tax expense 160,033 69,389 Net income (loss) 1,661,390 (1,011,240) Less: Net (income) loss attributable to non-controlling interest (39,000) 704,722 Net income (loss) attributable to William Charles LTD and William Charles Purchasing, Inc. $ 1,622,390 $ (306,518) See notes to combined financial statements. 3

William Charles LTD and William Charles Purchasing, Inc. Combined Statements of Comprehensive Income Six Months Ended June 30, 2018 and 2017 Unaudited 2018 2017 Net income (loss) $ 1,661,390 $ (1,011,240) Other comprehensive income: Unrealized holding gain (loss) on marketable securities during the current period (11,320) 248,173 Comprehensive income (loss) 1,650,070 (763,067) Less: Comprehensive (income) loss attributable to the non-controlling interest (39,000) 704,722 Comprehensive income (loss) attributable to William Charles LTD and William Charles Purchasing, Inc. $ 1,611,070 $ (58,345) See notes to combined financial statements. 4

William Charles LTD and William Charles Purchasing, Inc. Combined Statements of Changes in Equity Six Months Ended June 30, 2018 and 2017 Unaudited William Charles LTD William Charles Purchasing, Inc. Accumulated Other Common Stock Paid-in Retained Comprehensive Non-controlling Common Accumulated Class A Class B Capital Earnings Income Interest Stock Deficit Total Balance, December 31, 2016 $ 2,500 $ - $ 8,589,463 $ 50,847,161 $ - $ (482,896) $ - $ (554,175) $ 58,402,053 Net loss - - - (311,193) - (704,722) - 4,675 (1,011,240) Unrealized holding gain on marketable securities - - - - 248,173 - - - 248,173 Balance, June 30, 2017 $ 2,500 $ - $ 8,589,463 $ 50,535,968 $ 248,173 $ (1,187,618) $ - $ (549,500) $ 57,638,986 Balance, December 31, 2017 $ 2,500 $ - $ 8,589,463 $ 51,083,122 $ 550,913 $ 709,690 $ - $ (549,717) $ 60,385,971 Net income - - - 1,620,969 - 39,000 - 1,421 1,661,390 Contributions from stockholders - - 1,400,000 - - - - - 1,400,000 Distributions to stockholders - - - (60,000) - - - - (60,000) Unrealized holding loss on marketable securities - - - - (11,320) - - - (11,320) Balance, June 30, 2018 $ 2,500 $ - $ 9,989,463 $ 52,644,091 $ 539,593 $ 748,690 $ - $ (548,296) $ 63,376,041 See notes to combined financial statements. 5

William Charles LTD and William Charles Purchasing, Inc. Combined Statement of Cash Flows For the Six Months Ended June 30, 2018 and 2017 Unaudited 2018 2017 Cash flows from operating activities: Net income (loss) $ 1,661,390 $ (1,011,240) Adjustments to reconcile net income (loss) to net cash and cash equivalents used in operating activities: Depreciation, depletion and amortization 2,867,057 2,434,388 Undistributed (income) loss in affiliates 3,850 (83,113) Gain on sale of property and equipment (148,827) (137,637) Reinvested dividends (56,789) (40,204) Change in cash surrender value recognized in earnings 6,000 19,200 Changes in operating assets and liabilities: Contracts and accounts receivable (6,210,491) (15,043,224) Costs and estimated earnings in excess of billings on uncompleted contracts (56,341) 781,862 Other receivables (19,081) (735,367) Purchases of marketable securities Inventories 564,325 1,096,775 Prepaid expenses (602,918) (353,162) Property under development - Accounts payable and accrued expenses (2,199,616) 13,219,474 Billings in excess of costs and estimated earnings on uncompleted contracts (2,791,943) (1,419,678) Other long-term liabilities (35,048) (62,062) Net cash and cash equivalents used in operating activities (7,018,432) (1,333,988) Cash flows from investing activities: Purchases of property, equipment and leasehold improvements (7,056,932) (3,332,873) Proceeds from sale of property and equipment 169,550 338,583 Advances on notes receivable (248,983) (391,078) (1,090,000) (370,000) Net cash and cash equivalents used in investing activities (8,226,365) (3,755,368) (Continued) 6

William Charles LTD and William Charles Purchasing, Inc. Combined Statement of Cash Flows (Continued) For the Six Months Ended June 30, 2018 and 2017 Unaudited 2018 2017 Cash flows from financing activities: Payments on line of credit borrowings, net $ (7,500,000) $ (10,000,000) Change in other long-term liabilities 2,636,616 795,202 Contributions from stockholders 1,400,000 - Payments on long-term borrowings (185,735) (404,166) Payments on notes payable, net (1,072,799) (361,830) Distributions to stockholders (1,500,000) - Net cash and cash equivalents used in financing activities (6,221,918) (9,970,794) Net decrease in cash and cash equivalents (21,466,715) (15,060,150) Cash and cash equivalents: Beginning 22,712,379 15,440,168 Ending $ 1,245,664 $ 380,018 Supplemental disclosures of cash flow information: Cash payments for interest $ 96,474 $ 110,062 Supplemental schedule of noncash investing and financing activities: Equipment included in accounts payable $ 89,030 $ 389,113 Unrealized gain on marketable securities 539,593 248,173 Accrued distributions 60,000 - See notes to combined financial statements. 7

William Charles LTD and William Charles Purchasing, Inc. Notes to Combined Financial Statements Note 1. Nature of Business and Significant Accounting Policies Nature of business: William Charles LTD and William Charles Purchasing, Inc.’s (the “Company”) primary business activities are construction related. The Company is engaged in the business of heavy highway construction, civil construction, aggregates production, asphalt production and general construction, including construction management and design/build services. The Company also generates revenue from real estate activities. The Company’s customers are located throughout the United States and are construction contractors, real estate developers, governmental entities, and commercial and residential accounts. The Company reviews a customer’s credit history before extending credit. The Company, based on factors surrounding the credit attributes of specific customers, historical trends, and other information, determines the necessity of an allowance for uncollectible accounts. A summary of the Company’s significant accounting policies follows: Accounting estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. The material estimate that is particularly susceptible to significant change relates to the determination of the percentage-of-completion method of revenue recognition. Principles of combination: The combined financial statements include the accounts of William Charles LTD and its wholly-owned and majority-owned subsidiaries and a variable interest entity (VIE), Structors Inc., along with William Charles Purchasing, Inc., which are combined based on common management and operation within a similar industry. All intercompany accounts and transactions have been eliminated in the combination. Cash and cash equivalents: Cash and cash equivalents include demand deposit accounts with financial institutions with initial maturities less than 90 days. The Company maintains its cash and cash equivalents in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents. Receivables: Receivables are carried at original billing amount, or amount advanced, less payments received and an allowance for doubtful accounts if deemed necessary. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Receivables are written off when deemed uncollectible. Recoveries of receivables previously written off are recorded when received. Receivables are considered past due when not collected within their normal terms. Interest is charged on past due receivables and on notes receivable in accordance with the note agreements. Classification of construction contract-related assets, liabilities and retainages: Costs and estimated earnings in excess of billings on uncompleted contracts and retainages receivable are presented as current assets in the balance sheets, and billings in excess of costs and estimated earnings on uncompleted contracts and retainages payable are presented as current liabilities in the balance sheets. The Company’s contracts vary in duration, with the duration of some larger contracts exceeding one year. Consistent with industry practices, the Company includes the amounts realizable and payable under contracts, which may extend beyond one year, in current assets and current liabilities. These balances are generally settled within one year. Inventories: Inventories primarily consisting of extracted stone products that are saleable/usable and are stated at the lower of cost or net realizable value using the first-in, first-out (FIFO) method. 8

William Charles LTD and William Charles Purchasing, Inc. Notes to Combined Financial Statements Note 1. Nature of Business and Significant Accounting Policies (Continued) Marketable securities: Marketable securities consist of available-for-sale equity securities (mutual funds) that are carried at fair value based on quoted market prices in active markets. Holding gains (losses) are recognized in accumulated other comprehensive income until realized. These assets have been classified as current assets based on the Company’s intent to covert to cash if liquidity is required. Investment policy: Investments in affiliates consist of real estate developments and other businesses which are accounted for using the equity method of accounting based on the Company’s ability to exercise significant influence and by the cost method for investments in which the Company does not exercise significant influence. The ownership on these investments ranges from 1% to 37%. Property, equipment and leasehold improvements: Property, equipment, including furniture and fixtures, and leasehold improvements are stated at cost. Depreciation is computed over the expected useful lives of the assets using the sum-of-the-years’ digits method for equipment and the straight-line method for furniture, fixtures and buildings. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the improvement using the straight-line method. Provisions for depletion are made using the cost method based upon estimated materials available. The Company reviews its property, equipment and leasehold improvements whenever events or changes in circumstances indicate that the carrying value of the assets may not be recoverable. This is done by comparing the carrying value of the asset grouping with the undiscounted anticipated future cash flows of the related asset grouping before interest charges. If the future cash flows are less than the carrying value, the Company would adjust the carrying value of the asset grouping to its fair value if fair value was less than carrying value. Gains and losses on the sale of property, equipment and leasehold improvements are recorded to cost of sales on the combined statements of income. Property under development: Property under development includes acquisition, development and construction costs capitalized. Capitalized costs are assigned to individual components of the projects, where practicable, by the specific identification method, and where not practicable, on an acreage basis. Revenue and gross profit from the sale of parcels and improved lots are recognized by the full accrual, installment, percentage-of-completion, or cost recovery methods based upon the terms of the individual land sales transactions. Contingent consideration from the sale of lots is recognized when realized. The cost of lots and parcels sold is charged to operations on the basis of the allocated lot or parcel costs. The Company reviews its property under development annually to determine potential impairment by comparing the carrying value of the assets with the undiscounted anticipated future cash flows of the related property under development. If the future cash flows are less than the carrying value, the Company would obtain an appraisal or discount the future cash flows to determine fair value. If the fair value is less than the carrying value, the carrying value of the asset is adjusted to the estimated fair value. The Company determined that the carrying value of the asset approximated fair value at June 30, 2018 and December 31, 2017. Revenue and cost recognition: Revenue from construction contracts is recognized on the percentage- of-completion method, measured using either the percentage of costs to estimated total costs method or engineering estimates used to measure stage of completion. Provisions for estimated losses on uncompleted contracts are made in the period such losses are determined. Changes in job conditions, job performance and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to income and are recognized in the period such revisions are determined. In determining estimates, management uses the best information available. Future events could have a significant effect on contract earnings. 9

William Charles LTD and William Charles Purchasing, Inc. Notes to Combined Financial Statements Note 1. Nature of Business and Significant Accounting Policies (Continued) Projects are completed under cost-plus-fee contracts and fixed-price contracts on credit terms that the Company establishes for individual customers. These contracts are undertaken by the Company or in partnership with other contractors through joint ventures. Progress billings are made at various stages of a job’s completion and are due within 30 days. Final billings are made upon completion of a job at which time all retainages are due. Contract costs include all direct material, subcontract and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, insurance, repairs, and depreciation costs. General and administrative costs are charged to expense as incurred. The asset, “Costs and estimated earnings in excess of billings on uncompleted contracts”, represents revenue recognized in excess of amounts billed. The liability, “Billings in excess of costs and estimated earnings on uncompleted contracts”, represents billings in excess of revenue recognized. The Company recognizes revenue for the sale of aggregates at the point of sale. Income taxes: William Charles LTD, with the consent of its stockholders, has elected to be taxed under sections of federal and state income tax laws, which provide that, in lieu of corporate income taxes, the stockholders separately account for their pro rata shares of William Charles LTD’s items of income, deductions, losses and credits. As a result of this election, as it relates to William Charles, LTD, no income taxes have been recognized in the financial statements except for certain state taxes that are assessed at the corporate level. The limited liability companies’ taxable income or loss is allocated to its members. Therefore, no provision or liability for federal income taxes has been included in the financial statements. The Company’s practice is to pay dividends which will assist the stockholders/members in meeting tax payments on the Company’s activities. For William Charles Purchasing, Inc., deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, operating losses and tax credit carryforwards. Deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require recognition. 10

William Charles LTD and William Charles Purchasing, Inc. Notes to Combined Financial Statements Note 1. Nature of Business and Significant Accounting Policies (Continued) Major customers: Due to the nature of the Company’s business, major customers accounting for more than 10% of gross sales or with contract receivables exceeding 10% of current assets may vary between years. Gross sales to three major customers totaled $106,829,021 for the six months ended June 30, 2018. At June 30, 2018, the contract receivable for one major customer totaled $28,983,617. At December 31, 2017, the contract receivable for one major customer totaled $19,302,650. Gross sales for three major customers totaled $57,686,549 for the six months ended June 30, 2017. Non-controlling interest: Non-controlling interest represents the portion of equity in William Charles Construction Company LLC, Johnston Quarry Holdings LLC, and Structors Inc., not attributable directly, to William Charles LTD. The profit or loss derived from the performance of these entities is allocated to the net income (loss) attributable to the non-controlling interest in accordance with the respective operating agreements which may not be consistent with ownership percentages in the combined statements of income. Balance sheet classification: The Company includes in current assets and liabilities retainage amounts receivable and payable under construction contracts, which may extend beyond one year. A one-year time period is used as the basis for classifying all other current assets and liabilities. Comprehensive income: Comprehensive income is defined as the change in equity of a business during a period and all other events and circumstances from non-owner sources. Accumulated other comprehensive income includes the unrealized holding gain on marketable securities. Recently issued accounting guidance: In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers (Topic 606), requiring an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The updated standard will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective and permits the use of either a full retrospective or retrospective with cumulative effect transition method. In August 2015, the FASB issued ASU No. 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which defers the effective date of ASU No. 2014-09 one year making it effective for annual reporting periods beginning after December 15, 2018. In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Topic 840, Leases. Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. A modified retrospective transition approach is required for lessees for capital and operating leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements with certain practical expedients available. The new standard is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. 11

William Charles LTD and William Charles Purchasing, Inc. Notes to Combined Financial Statements Note 1. Nature of Business and Significant Accounting Policies (Continued) In January 2016, the FASB issued ASU No. 2016-01, Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities. This guidance changes how entities account for equity investments that do not result in consolidation and are not accounted for under the equity method of accounting. Entities will be required to measure these investments at fair value at the end of each reporting period and recognize changes in fair value in net income. A practicability exception will be available for equity investments that do not have readily determinable fair values, however; the exception requires the Company to adjust the carrying amount for impairment and observable price changes in orderly transactions for the identical or a similar investment of the same issuer. ASU No. 2016-01 will be effective for the Company for fiscal years beginning after December 15, 2018. This guidance also changes certain disclosure requirements and other aspects of current U.S. GAAP. The Company has elected to early adopt only one part of this standard which is an amendment that no longer requires disclosure of the fair value of financial instruments that are not measured at fair value and as such, these disclosures are not included herein. The Company is currently evaluating the effects adoption of the above guidance will have on the combined financial statements. Recently adopted accounting guidance: In July 2015, the FASB issued ASU No. 2015-11, Inventory (Topic 330): Simplifying the Measurement of Inventory. The amendments in the ASU require entities that measure inventory using the first-in, first-out or average cost methods to measure inventory at the lower of cost and net realizable value. Net realizable value is defined as estimated selling price in the ordinary course of business less reasonably predictable costs of completion, disposal and transportation. The Company implemented this guidance on a prospective basis during the six months ended June 30, 2017, which had no significant impact on the financial statements. Note 2. Contracts and Accounts Receivable Contracts and accounts receivable at June 30, 2018 and December 31, 2017, consisted of: June 30, December 31, 2018 2017 Contracts receivable: Completed contracts $ 1,407,550 $ 3,997,368 Contracts in progress 59,964,401 52,116,303 61,371,951 56,113,671 Accounts receivable 1,393,245 323,325 Less allowance for doubtful accounts (704,709) (587,000) $ 62,060,487 $ 55,849,996 Included in contracts receivable at June 30, 2018 and December 31, 2017 are retainage amounts of $13,327,594 and $14,071,169, respectively. 12

William Charles LTD and William Charles Purchasing, Inc. Notes to Combined Financial Statements Note 3. Costs and Estimated Earnings on Uncompleted Contracts Information with respect to uncompleted contracts as of June 30, 2018 and December 31, 2017, is as follows: June 30, December 31, 2018 2017 Costs incurred on uncompleted contracts $ 444,840,878 $ 315,058,864 Estimated earnings 51,003,070 38,269,455 Less: Billings to date (501,944,955) (362,277,610) $ (6,101,007) $ (8,949,291) Costs and estimated earnings in excess of billings on uncompleted contracts $ 5,870,236 $ 5,813,895 Billings in excess of costs and estimated earnings on uncompleted contracts (11,971,243) (14,763,186) $ (6,101,007) $ (8,949,291) Contracts in progress total $801,394,000 and $609,601,000 at June 30, 2018 and December 31, 2017, respectively. The Company, as a condition for entering into some of its construction contracts, had outstanding surety bonds as of June 30, 2018 and December 31, 2017. The surety bonds are collateralized by assets of the Company. Note 4. Notes Receivable The Company has notes receivable with related parties totaling $454,929 and $32,721 at June 30, 2018 and December 31, 2017, respectively, that earn interest at the rate of one-month LIBOR plus 2.275% and mature on December 31, 2018. The one-month LIBOR was 2.00% at June 30, 2018 and 1.37% at December 31, 2017. The Company has an additional note receivable with a related party totaling $578,929 and $747,747 as of June 30, 2018 and December 31, 2017, respectively, that earns interest at the rate of 2.29% and is payable upon demand. The Company also has a note receivable with an unrelated party totaling $86,989 and $91,396 at June 30, 2018 and December 31, 2017, respectively. The note receivable earns interest at the rate of 3.25% and matures on December 1, 2026. Note 5. Inventories Stone product inventories totaled $5,275,836 and $5,840,161 at June 30, 2018 and December 31, 2017, respectively. 13

William Charles LTD and William Charles Purchasing, Inc.

Notes to Combined Financial Statements

Note 6. Marketable Securities and Fair Value Disclosures

The following is a summary of the Company's investment in available-for-sale securities as of June 30, 2018 and December 31, 2017:

	June 30, 2018			
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Equity securities:				
Intermediate term bond	$ 1,073,586	$ -	$ (24,635)	$ 1,098,221
Real estate	299,987	1,228	-	301,215
Domestic large cap blend	2,711,822	456,607	-	3,168,429
Foreign large cap blend	956,484	106,393	-	1,062,877
	$ 5,041,879	$ 564,228	$ (24,635)	$ 5,630,742

	December 31, 2017			
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Equity securities:				
Intermediate term bond	$ 850,426	$ 5,094	$ -	$ 855,520
Real estate	215,588	781	-	216,369
Domestic large cap blend	2,138,893	382,352	-	2,521,245
Foreign large cap blend	739,453	162,686	-	902,139
	$ 3,944,360	$ 550,913	$ -	$ 4,495,273

14

William Charles LTD and William Charles Purchasing, Inc. Notes to Combined Financial Statements Note 6. Marketable Securities and Fair Value Disclosures (Continued) The framework for measuring fair value provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of fair value hierarchy under the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification (ASC) are described below: Level 1 Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access. Level 2 Inputs to the valuation methodology include:  Quoted prices for similar assets or liabilities in active markets;  Quoted prices for identical or similar assets or liabilities in inactive markets;  Inputs other than quoted prices that are observable for the asset or liability;  Inputs that are derived principally from or corroborated by observable market data by correlation or other means. If the asset or liability has a specific (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability. Level 3 Inputs to the valuation methodology are unobservable and significant to the fair value measurement. The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. There have been no changes in the methodologies used at June 30, 2018. All of the Company’s investments in available-for-sale securities measured at fair value on a recurring basis are considered Level 1 because their fair value is based on quoted prices for the securities in active markets. 15

William Charles LTD and William Charles Purchasing, Inc. Notes to Combined Financial Statements Note 7. Property, Equipment and Leasehold Improvements Property, equipment and leasehold improvements at June 30, 2018 and December 31, 2017, consisted of: Useful Lives June 30, December 31, (in years) 2018 2017 Land - $ 4,403,057 $ 4,403,057 Land subject to depletion - 15,203,245 15,203,245 Building and leasehold improvements 5-20 5,933,004 5,816,422 Equipment 3-20 66,786,109 61,006,113 Furniture and fixtures 3-5 2,230,431 2,205,855 94,555,846 88,634,692 Less accumulated depreciation and depletion (55,076,496) (53,024,411) $ 39,479,350 $ 35,610,281 Note 8. Accounts Payable and Accrued Expenses Accounts payable and accrued expenses at June 30, 2018 and December 31, 2017, consisted of: June 30, December 31, 2018 2017 Accounts payable $ 32,250,593 $ 33,501,422 Accounts payable, retainage 11,328,064 12,417,697 Salaries, wages and payroll taxes 1,957,851 2,156,619 Property taxes 542,747 544,949 Distributions to owners 60,000 1,500,000 Other accrued expenses 733,616 691,883 $ 46,872,871 $ 50,812,570 16

William Charles LTD and William Charles Purchasing, Inc. Notes to Combined Financial Statements Note 9. Lease and Royalty Commitments The Company has various operating leases and royalty agreements for equipment, real estate, and the mineral interests in certain tracks of land. These operating leases and royalty agreements expire between May 2019 and January 2027. Total expenses from these operating leases and royalty agreements totaled approximately $1,450,600 and $1,481,000 for the six months ended June 30, 2018 and 2017, respectively. Related party rental expense totaled approximately $339,000 and $263,000 for the six months ended June 30, 2018 and 2017, respectively. Future minimum lease and royalty payments as of June 30, 2018 are as follows: Year Ended June 30, 2019 $ 2,377,812 2020 1,622,852 2021 688,123 2022 578,815 2023 534,321 Thereafter 1,305,866 Note 10. Notes Payable At June 30, 2018 and December 31, 2017, the Company had demand notes payable to employees totaling approximately $2,284,000 and $1,755,000, respectively. The interest rate on these notes is equal to prime less 1.00%. The prime rate was 5.00% at June 30, 2018. Interest expense on these related party notes for the six months ended June 30, 2018 and 2017 was $38,046 and $30,628, respectively. 17

William Charles LTD and William Charles Purchasing, Inc.

Notes to Combined Financial Statements

Note 11. Long-Term Debt

Long-term debt as of June 30, 2018 and December 31, 2017, consisted of:

	June 30, 2018	December 31, 2017
Line of credit, bank, secured by a credit agreement that covers substantially all assets of the Company, revolver with maximum borrowings of $45,000,000 through maturity in June 2021 at one-month LIBOR plus 2.15% or prime less 0.25%. As of June 30, 2018, one-month LIBOR was 2.00% and prime was 5.00%. Maximum borrowings are limited to 75% of eligible inventories, which has limited maximum borrowings to approximately $37,000,000 as of June 30, 2018 (A)(B)(C)	$ -	$ 7,500,000
Note payable, bank, secured by equipment, due in monthly installments of $58,159 including principal and interest at 3.50%, maturing February 2018 (A)(C)	-	116,057
Note payable, bank, secured by equipment, due in monthly installments of $14,158 including principal and interest at 4.10%, maturing December 2022	696,058	765,736
Line of credit, bank, secured by equipment, revolver with maximum borrowings of $5,000,000, maturing January 2019, interest calculated at one-month LIBOR plus 2.15% or prime less 0.25% (A)(C)	-	-
Line of credit, bank, secured by real estate, revolver with maximum borrowings of $845,000, maturing August 2018, interest payable monthly at one-month LIBOR plus 3.60%	-	-
	696,058	8,381,793
Less current maturities	143,666	256,781
Long-term portion	$ 552,392	$ 8,125,012

(A) The credit agreement requires that the Company meet various debt covenants.

(B) At June 30, 2018 and December 31, 2017, the Company had various irrevocable outstanding letters of credit totaling $150,000 and $200,000, respectively, with maturity dates through December 2021, which reduce availability on the line of credit.

(C) These agreements fall under a co-borrowing agreement amongst entities included within these financial statements.

Future payments of long-term debt as of June 30, 2018 are due as follows:

Year Ended June 30,	
2019	$ 143,666
2020	149,702
2021	156,097
2022	162,711
2023	83,882
Thereafter	-
	$ 696,058

18

William Charles LTD and William Charles Purchasing, Inc. Notes to Combined Financial Statements Note 12. Variable Interest Entity The Company determined that Structors Inc is a VIE of one of its subsidiaries since it requires management, bidding, administrative and financial support. The Company’s subsidiary has variable interests in this entity and is the primary beneficiary of this VIE because it has the power to direct the activities that most significantly impact the entity’s economic performance. As the primary beneficiary, the Company consolidated Structors Inc into its financial statements. The following table provides the relative significance of the consolidated VIE: Six months ended Six months ended June 30, June 30, 2018 2017 Gross sales $ 11,883,089 $ 114,221 Net income $ 7,485 $ 5,661 As of As of June 30, 2018 December 31, 2017 Assets Cash and cash equivalents $ - $ 5,067,861 Accounts receivable 4,261,641 2,724,779 Costs and estimated earnings in excess of billings on uncompleted contracts 9,199 - Short term notes receivable, related party, eliminated upon consolidation 2,805,472 - Prepaid expense 17,071 - Total assets $ 7,093,383 $ 7,792,640 Liabilities Accounts payable and accrued expenses $ 3,842,672 $ 2,371,920 Billings in excess of costs and estimated earnings on uncompleted contracts 2,966,994 5,144,488 Total Liabilities 6,809,666 7,516,408 Member's equity 283,717 276,232 Total liabilities and member's equity $ 7,093,383 $ 7,792,640 The VIE receives financing from the Company as needed. The assets of the VIE can only be used to settle obligations of the VIE, but are available to creditors of the Company under the co-borrowing arrangement. The creditors of the VIE only have recourse to the general credit of the VIE and no recourse to the Company. Note 13. Related Party Transactions The Company has contracts and accounts receivable with related parties totaling approximately $377,000 and $361,000 at June 30, 2018 and December 31, 2017, respectively. Sales to related parties totaled $9,978 and $1,469 for the six months ended June 30, 2018 and 2017, respectively. 19

William Charles LTD and William Charles Purchasing, Inc. Notes to Combined Financial Statements Note 13. Related Party Transactions (Continued) The Company receives management and consulting services from affiliates. Fees of $1,045,000 and $990,400 for these services are included in selling, general and administrative expenses for the six months ended June 30, 2018 and 2017, respectively. The Company receives and provides advances with related parties in the normal course of business. The Company had $20,014 and $9,090 of interest income and $10,735 and $9,837 of interest expense for the six months ended June 30, 2018 and 2017, respectively, on these advances. Note 14. Commitments and Contingencies The Company is a defendant in various lawsuits arising in the ordinary course of business. Although the outcome of these lawsuits cannot be predicted with certainty, management believes the ultimate disposition of such matters will not have a material effect on the Company’s financial condition or operations. Note 15. Employee Benefits The Company sponsors a 401(k) profit sharing plan which covers all non-union employees of the Company. The Company also contributes to various trusteed pension plans under union-wide agreements. Total Company contributions to all of these plans were approximately $3,108,900 and $2,459,200 for the six months ended June 30, 2018 and 2017, respectively. The Company has established a deferred compensation plan for certain former members of management. The deferred compensation is payable upon the earlier of death, termination of employment after age 65, or 30 years of service with the Company. Payments of deferred compensation are made over a period of 20 years. Amounts totaling $397,122 and $2,842,853 are included in other accrued expenses and other long-term liabilities, respectively, at June 30, 2018. Amounts totaling $397,122 and $2,871,822 are included in other accrued expenses and other long-term liabilities, respectively, at December 31, 2017. During the six months ended June 30, 2018 and 2017, approximately 65% of the employees of the Company were covered by union-sponsored, collectively bargained, multiemployer defined benefit pension plans. The risks of participating in these multiemployer plans are different from single employer plans in the following aspects: a. Assets contributed to a multiemployer plan by one participating employer may be used to provide benefits to employees of other participating employers. b. If a participating employer stops contributing to a plan, the unfunded obligations of the plan may be borne by the remaining participating employers. c. If a participating employer chooses to stop participating in a multiemployer plan, the withdrawing participating employer may be required to pay the plan an amount based on the underfunded status of the plan, referred to as a withdrawal liability. 20

William Charles LTD and William Charles Purchasing, Inc. Notes to Combined Financial Statements Note 15. Employee Benefits (Continued) The Company’s participation in these plans for the six months ending June 30, 2018 and 2017, is outlined in the table below. The “EIN/Pension Plan Number” column provides the Employer Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available is included below. The zone status is based on information that the Company received from the plans and is certified by the plans’ actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/RP Status Pending/Implemented” column indicates plans for which a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented. The last column lists the expiration dates of the collective-bargaining agreements to which the plans are subject. The Company contributions to these plans are determined in accordance with the provisions of negotiated labor contracts and generally are based on the number of hours worked. Six months ended Six months ended Expiration Date FIP/RP Status June 30 2018 June 30 2017 of Collective- Pension EIN/Pension Plan Pension Protection Act Pending/ Contributions by Contributions by Surcharge Bargaining Fund Number Zone Status as of: Implemented the Company the Company Imposed Agreement Midwest Operating Engineers Pension Trust Fund 36-6140097-001 Yellow as of Implemented $ 704,000 $ 601,000 No 05/31/2022 03/31/2017 Central Laborers' Pension Fund 37-6052379-001 Yellow as of Implemented 579,000 485,000 No Various between 12/31/2017 12/31/18 and 04/30/22 Fox Valley and Vicinity Laborers Pension Fund 36-6147409-001 Green as of No 271,000 256,000 No 05/31/21 05/31/2017 Chicago Regional Council of Carpenters Pension Fund 36-6130207-001 Green as of No 131,000 139,000 No 05/31/19 06/30/2017 Laborers' Pension Fund 36-2514514-002 Green as of No 87,000 96,000 No 05/31/21 05/31/2017 Central Pension Fund of the IUOE & Participating Employers 36-6052390-001 Green as of No 168,000 58,000 No Various between 01/31/2017 06/30/19 and 07/31/20 Other funds 85,000 31,000 $ 2,025,000 $ 1,666,000 The Company’s contributions to all the plans were less than 5% of the total annual contributions to each plan based upon the most recently filed Form 5500. At the date the financial statements were issued, none of the plans had yet issued its 2017 Form 5500, except for the Central Laborer’s Pension Fund. 21

William Charles LTD and William Charles Purchasing, Inc. Notes to Combined Financial Statements Note 16. Income Taxes Deferred tax assets consist of the following components as of June 30, 2018 and December 31, 2017: June 30, December 31, 2018 2017 Net operating loss carryforwards $ 159,427 $ 159,427 Less: Valuation allowance (158,508) (158,508) $ 919 $ 919 The total net deferred tax assets have been classified as a noncurrent asset on the combined balance sheets. Management has determined that based on expected future operating plans and tax planning strategies available to the Company, a portion of the deferred tax assets may not be utilized to offset future taxes. Therefore, a valuation allowance related to such deferred tax assets of approximately $158,000 was recorded at June 30, 2018 and December 31, 2017. During the six months ended June 30, 2018 and 2017, there was no deferred income tax expense included with income tax expense on the combined statements of income. The difference between income tax expense computed at the statutory federal income tax rate and the Company’s income tax expense for the six months ended June 30, 2018 and 2017, was due mainly to the difference between the actuary rate and the actual tax rate of the Company. In December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act tax reform legislation. This legislation makes significant change in U.S. tax law including a reduction in the federal corporate tax rates, changes to net operating loss carryforwards and carrybacks, and a repeal of the corporate alternative minimum tax. The legislation reduced the U.S. federal corporate tax rate from the current rate of 34% to 21% for years ending after December 31, 2017. As a result of the enacted law, the Company was required to revalue deferred tax assets and liabilities to the enacted rate. This revaluation resulted in a decrease in net deferred tax assets of approximately $58,000, a decrease in the valuation allowance of approximately $58,000, and no effect on income tax expense in continuing operations. The other provisions of the Tax Cuts and Jobs Act did not have a material impact on the financial statements. The Company files income tax returns in the U.S. federal jurisdiction and various states. Note 17. Subsequent Events The Company has evaluated subsequent events through November 2, 2018, which is the date the financial statements were available to be issued, for possible measurement and/or disclosure effects on the financial statements. On October 12, 2018, the Company entered into an Equity Purchase Agreement (the “Agreement”) with a wholly-owned subsidiary of Infrastructure and Energy Alternatives, Inc. (“IEA”). Pursuant to the terms of the Agreement, IEA acquired certain subsidiaries of William Charles LTD on November 2, 2018, which comprise the construction-related operations of the Company for approximately $90 million, including $85 million in cash and $5 million in equity, subject to certain adjustments. The construction-related operations represent approximately 88% of total Company assets as of June 30, 2018 and approximately 100% of gross sales for the six months ended June 30, 2018 and 2017. 22